UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24 2013

SALON MEDIA GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26395	94-3228750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Market Street, Room 528 San Francisco, CA 94102 (Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 645-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Director

On October 24, 2013, Mr. David Talbot confirmed his resignation as a director of Salon Media Group, Inc. (the “Company”), which resignation was accepted by the Board of Directors. In submitting his resignation, Mr. Talbot did not express any disagreement on any matter relating to the operations, policies or practices of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALON MEDIA GROUP, INC.

By:      /s/ Elizabeth Hambrecht

Name:      Elizabeth Hambrecht

Title:        Interim Chief Financial Officer

Dated: October 28, 2013